UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

August 15, 2007

Date of report (Date of earliest event reported)

Cyanotech Corporation

(Exact name of registrant as specified in its charter)

NEVADA	000-14602	91-1206026
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

73-4460 Queen Kaahumanu Highway, Suite #102, Kailua Kona, HI 96740

(Address of principal executive offices)

(808) 326-1353

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 — Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a)  On August 20, 2007 the Company issued a news release announcing that on August 15, 2007, Cyanotech Corporation received notification from the Nasdaq Stock Market that the Company is not in compliance with the requirements for continued listing of Nasdaq Marketplace Rule 4310(c)(14), because of its failure to file its report on Form 10-Q for the quarter ended June 30, 2007. The Company has been informed that the August 15, 2007 notice constitutes an additional basis for delisting the Company’s securities from The Nasdaq Stock Market, and that this additional basis for delisting will be considered when the Company appears before the Nasdaq Listing Qualifications Panel on August 30, 2007, as discussed below.

Previously, on July 16, 2007 the Company filed a Form 8-K stating that it had issued a news release announcing notification on July 17, 2007 from the Nasdaq Stock Market that the Company is not in compliance with the requirements for continued listing of Nasdaq Marketplace Rule 4310(c)(14), because of its failure to file its report on Form 10-K for the fiscal year ended March 31, 2007.  As a result of this failure, the Company’s common stock was subject to suspension of trading on July 26, 2007, however the Company filed an appeal of that decision with the Nasdaq Listing Qualifications Panel on July 20, 2007 requesting continued listing of its common stock until the Panel’s review and determination.

The suspension of trading and delisting is stayed pending the appeal of both of the foregoing notifications. The combined appeal is to be heard August 30, 2007.  The suspension of trading and delisting is stayed pending the appeal.The news release is attached hereto as Exhibit 99.1.

The Company believes it is now in compliance with Nasdaq Marketplace Rule 4310(c)(14) with respect to the first deficiency (Item 8.01 below), and the Company also expects that it will be in compliance with such Rule when it files its Form 10-Q.  The Company expects such filing to be made on or before September 20, 2007 subject to the review of such Form 10-Q by its independent registered public accountants.

Item 8.01 — Other Events

On August 16, 2007, the Company issued a news release announcing that it had filed on August 16, 2007 its Form 10-K for the fiscal year ended March 31, 2007. The news release is attached hereto as Exhibit 99.2.

(d) Exhibits:

Exhibit Number
99.1	News Release Headed: Cyanotech Receives Notice of Delisting by Nasdaq, Appeal to Be Heard by Nasdaq

99.2	News Release Headed: Cyanotech Files Form 10-K Financial Report for Fiscal 2007

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYANOTECH
CORPORATION (Registrant)

August 20, 2007	By:	/s/ William R. Maris
William R. Maris
Chief Financial Officer
and VP of Finance and Administration